CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER
             THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: FEBRUARY 24, 2006                /S/ RICHARD J. ADLER
     --------------------------        -----------------------------------------
                                       Richard J. Adler, Chief Executive Officer
                                       (principal executive officer)


I, Michael J. Meagher, Vice President, Treasurer of EII Realty Securities Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully complies
                with  the   requirements  of   Section 13(a)   or  15(d)  of the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  FEBRUARY 24, 2006               /S/ MICHAEL J. MEAGHER
     --------------------------        -----------------------------------------
                                       Michael J. Meagher, Vice President
                                       and Treasurer
                                       (principal financial officer)